Related Party Transactions	12 Months Ended
Dec. 31, 2022
Related Party Transactions
Related Party Transactions

(10)Related-Party Transactions

During the years ended December 31, 2022 and 2021, Braves Holdings recognized approximately $1.6 million and $1.3 million of ticket service expenses from Ticketmaster L.L.C., a related party of Liberty Media, which was included in baseball operating costs in the combined statements of operations.

During the years ended December 31, 2022 and 2021, the Company recognized approximately $1.2 million and $2.2 million, respectively, from BOC and MLBAM for the reimbursement of certain centralized services performed by such parties. These amounts are included in selling, general and administrative, including stock-based compensation in the combined statements of operations. During the years ended December 31, 2022 and 2021, the Company also recognized insignificant revenue and expenses related to transactions with other equity method affiliates.